UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2005

                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-29192                                           14-1708544
(Commission File Number)                       (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                 33426
  (Address of Principal Executive Offices)                (Zip Code)

                                 (561) 547-9499
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [_] Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

       [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

       [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_] Pre-commencement communications pursuant to Rule 133-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01         Regulation FD Disclosure

         The Company announced that registered shares of its common stock would be traded on the OTCBB under the symbol `PFTI', effective August 31, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press release of the Company dated August 31, 2005 announcing NASD approval of the application to quote the Company's common stock on the Over the Counter BB.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Puradyn Filter Technologies Incorporated



                                    By: /s/ Richard C. Ford
                                        ----------------------------------------
                                        Richard C. Ford, Chief Executive Officer

DATED:  August 31, 2005

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